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___________________________________________________________________________




                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549


                             FORM 8-K


          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

  DATE OF REPORT (Date of earliest event reported): May 22, 2002




                    TMBR/SHARP DRILLING, INC.
      (Exact Name of Registrant as Specified in Its Charter)


           TEXAS                         0-12757               75-1835108
  (State or other jurisdiction       (Commission File         (IRS Employer
of Incorporation or organization)         Number)           Identification No.)

  4607 W. Industrial, Midland, Texas                     79703
(Address of Principal Executive Offices)               (Zip Code)



                           915-699-5050
       (Registrant's telephone number, including area code)








______________________________________________________________________________













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Item 4.   Changes in Registrant's Certifying Accountant.

     Effective May 22, 2002, Arthur Andersen LLP ("Andersen") was dismissed as independent accountant for TMBR/Sharp Drilling, Inc. (the "Company"). The decision to dismiss Andersen was recommended and approved by the Audit Committee of the Board of Directors of the Company and was also approved by the Board of Directors at its meeting on May 21, 2002.

     Andersen's reports on the Company's financial statements for the two fiscal years ended March 31, 2000 and March 31, 2001 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two fiscal years ended March 31, 2000 and March 31, 2001 and the period from April 1, 2001 through May 22, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     The Company has provided Andersen with a copy of this Item 4 and requested Andersen to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements by the Company in this Item 4 and, if not, stating the respects in which it does not agree. Andersen's letter is filed as Exhibit 16 to this Form 8-K Report.

Item 7.   Exhibits

     16 Letter dated May 23, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission.























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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TMBR/SHARP DRILLING, INC.


                                   By:   /s/ Thomas C. Brown
                                        ----------------------------
                                        Thomas C. Brown, Chairman of
                                           the Board of Directors

          Dated:    May 28, 2002






































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                               EXHIBIT INDEX




Exhibit No.         Description
-----------         -----------
   16               Letter dated May 23, 2002, from Arthur Andersen LLP to the
                    Securities and Exchange Commission












































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                                                  EXHIBIT 16




                                                  ANDERSEN


Office of the Chief Accountant                    Arthur Andersen LLP
Securities and Exchange Commission                Suite 5600
450 Fifth Street, N.W.                            901 Main Street
Washington, D.C. 20549                            Dallas, TX 75202-3799

                                                  Tel 214 741 8300
May 23, 2002
                                                  www.andersen.com

Dear Sir/Madam:

We have read the second through fourth paragraphs of Item 4 included in the Form 8-K dated May 22, 2002 of TMBR/Sharp Drilling Inc. filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ Arthur Andersen LLP

AGC

cc:
Ms. Patti Elledge, Treasurer, TMBR/Sharp Drilling, Inc.